UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road
Cincinnati, OH	45212
(Address of principal executive offices)	(Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on January 7, 2025, Paycor HCM, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Paychex, Inc., a Delaware corporation (“Parent”), and Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions, including the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on February 21, 2025, the waiting period under the HSR Act expired with respect to the Merger, satisfying one of the major conditions to the Closing.

The Closing remains subject to certain other conditions as set forth in the Merger Agreement. Completion of the Merger is currently expected to occur within the first half of 2025.

On February 27, 2025, Parent issued a press release announcing the expiration of the waiting period under the HSR Act. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, and the Company’s other filings and press releases may contain, statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this Current Report on Form 8-K are forward-looking statements. In many cases, you can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts, or by terminology, such as “may”, “should”, “expects”, “intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. Statements in this Current Report on Form 8-K that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of the Company by Parent and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the right of the Company or Parent or both of them to terminate the Merger Agreement; (ii) the failure to obtain applicable regulatory approval in a timely manner; (iii) the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the closing conditions to the proposed acquisition not being satisfied or waived; (iv) the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; (v) risks related to the integration of the acquired business and the ability to achieve expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; (vi) risks that the benefits of the proposed acquisition are not realized when and as expected; (vii) risks that the proposed acquisition disrupts the Company’s current plans and operations; (viii) the risk that certain restrictions during the pendency of the proposed acquisition may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) risks related to disruption of the Company’s management’s time and attention from ongoing business operations due to the proposed acquisition; (x) continued availability of capital and financing and rating agency actions; (xi) the risk that any announcements relating to the proposed acquisition could have adverse effects on the market price of the Company’s or Parent’s common stock, credit ratings or operating results; (xii) the risk that the proposed acquisition and its announcement could have an adverse effect on the ability of the Company or Parent to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; (xiii) the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; (xiv) risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on the Company’s business, financial condition and results of operations, as well as the response thereto by the Company’s management; (xv) the impact of inflation and global conflicts, including disruptions in European economies as a result of the war in Ukraine, the Israel-Hamas war, the relationship between China and Taiwan, and ongoing trade disputes between the United States and China; and (xvi) other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, the Company’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in the Company’s most recently filed Annual Report on Form 10-K filed August 22, 2024, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K.

The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving the Company and Parent. The Company has prepared and mailed a definitive information statement for its stockholders containing the information with respect to the proposed transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed acquisition. This Current Report on Form 8-K is not a substitute for the information statement or any other document that may be filed by the Company with the SEC.

COMPANY STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders may obtain a free copy of the information statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investors.paycor.com.

No Offer

No person will solicit proxies in connection with the proposed transaction referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated February 27, 2025.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

Date: February 27, 2025	By:	/s/ Alice Geene
		Name:	Alice Geene
		Title:	Chief Legal Officer and Secretary